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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





         Date of Report (Date of earliest event reported):  May 9, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




              Delaware              0-19322              81-0470853
          (State or other         (Commission         (I.R.S. Employer
            jurisdiction          File Number)       Identification No.)
         of incorporation)




            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (404) 481-1800
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On May 9, 1996 the Arizona Lottery Commission announced that it would seek termination of its on-line-lottery contract with Video Lottery Technologies' subsidiary, Automated Wagering International, Inc. (AWI), due to the claimed inability of AWI to comply with certain contractual requirements in a timely fashion. A copy of the press release announcing the event is attached as
Exhibit 5.1 hereto.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 5.1 Press Release by Video Lottery Technologies, Inc., dated May 9, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  May 14, 1996                 /s/ Richard M. Haddrill
                                    -------------------------------------------
                                    Richard M. Haddrill
                                    Executive Vice President, Chief
                                    Financial Officer and Treasurer
                                    (authorized to sign on behalf of Registrant)




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                                 EXHIBIT INDEX

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Exhibit                                                                   Page
Number       Description                                                 Number
- -------      -----------                                                 ------

5.1          Press Release dated May 9, 1996                               5

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